EXHIBIT 10.37.1



                               OFFICE SPACE LEASE

                                       for

                            826 NEWTOWN YARDLEY ROAD
                              NEWTOWN, PENNSYLVANIA

                                 by and between

                          YARDLEY ROAD ASSOCIATES, L.P.
                                  (as Landlord)

                                       and

                         AXCELL BIOSCIENCES CORPORATION
                                   (as Tenant)


                               Date: July 23, 1999



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         THIS LEASE (the "Lease") is made the ____ day of July, 1999 between
YARDLEY ROAD ASSOCIATES, L.P. (herein referred to as "Landlord'1) whose address 1101 West DeKalb Pike, Wayne, PA 19087 and AXCELL BIOSCIENCES CORPORATION (herein referred to as "Tenant") whose address is.

                                    PREAMBLE

                     BASIC LEASE PROVISIONS AND DEFINITIONS

         In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease shall have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

1. ADDITIONAL RENT shall mean all sums in addition to Fixed Basic rent payable by Tenant to Landlord or to third parties pursuant to the provisions of the Lease.

2. BROKER(S) shall mean Kelley & Associates, Inc. and Julien J. Studley, Inc.


3. BUILDING shall mean 826 Newtown-Yardley Road, Newtown, Pennsylvania as described on Exhibit A hereto.


4. BUILDING HOLIDAYS shall be those shown on Exhibit D.


5. DEMISED PREMISES OR PREMISES shall be approximately nine thousand one hundred forty six (9,146) gross rentable square feet on the lower level of the Building as designated on Exhibit A- 1 which includes an allocable share of the Common Facilities as defined in Section 2.

6. EXHIBITS shall be the following, attached to this Lease and incorporated herein and made a part hereof:


            Rider A                            Option to Renew
            Exhibit A                          Location of Building
            Exhibit A-1                        Demised Premises
            Exhibit B                          Rules and Regulations
            Exhibit C                          Landlord's Work
            Exhibit D                          Building Holidays
            Exhibit E                          Tenant Estoppel Certificate
            Exhibit F                          Lease Guaranty








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7. FIXED BASIC RENT shall be calculated and payable as follows:

                   Rate per rentable
        Years     square foot (net of         Monthly            Yearly
        -----       Additional Rent         Installment           Rate
                     and utilities)         -----------           ----
                     --------------
         1               $21.85              $16,653.34        $199,840.10
         2               $22.35              $17,034.43        $204,413.10
         3               $22.85              $17,415.51        $208,986.10
         4               $23.35              $17,796.59        $213,559.10
         5               $23.85              $18,177.68        $218,132.10


8. OFFICE BULDING AREA is set forth on Exhibit A-1


9. PERMITTED USE shall be general office and laboratory use and for no other purpose.



10. PROPORTIONATE SHARE shall mean ______ percent.


11. SECURITY DEPOSIT shall be two (2) months Fixed Basic Rent.


12. TARGET DATE shall be October 1, 1999.


13. TERM shall mean five (5) years from the Commencement Date (as defined in Section 4 of the Lease) unless terminated or extended pursuant to any option or provision contained herein.






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                                TABLE OF CONTENTS

  Section                                                                Page
  -------                                                                ----
    1.     Definitions....................................................1
    2.     Premises.......................................................1
    3.     Completion of Premises.........................................1
    4.     Term...........................................................2
    5.     Use of Premises................................................2
    6.     Rent...........................................................3
    7.     Insurance......................................................6
    8.     Repairs and Maintenance........................................7
    9.     Utilities and Services.........................................7
    10.    Governmental Regulations.......................................9
    11.    Signs..........................................................9
    12.    Alterations, Additions and Fixtures...........................10
    13.    Mechanic's Liens..............................................11
    14.    Landlord's Right of Entry.....................................11
    15.    Damage by Fire or Other Casualty..............................12
    16.    Non-Abatement of Rent.........................................13
    17.    Indemnification...............................................13
    18.    Condemnation..................................................14
    19.    Quiet Enjoyment...............................................15
    20.    Rules and Regulations.........................................15
    21.    Assignment and Subletting.....................................16
    22.    Tenant's Expansion/Relocation.................................18
    23.    Subordination.................................................18
    24.    Curing Tenant's Defaults......................................19
    25.    Surrender.....................................................19
    26.    Defaults-Remedies.............................................23
    27.    Condition of Premises.........................................23
    28.    Hazardous Substances..........................................24
    29.    Recording.....................................................25
    30.    Broker's Commission...........................................25
    31.    Notices.......................................................26
    32.    Irrevocable Offer, No Option..................................26
    33.    Landlord Inability to Perform.................................26
    34.    Survival......................................................26
    35.    Corporate Tenants.............................................26
    36.    Tenant Representations and Warranties.........................26
    37.    Waiver of Invalidity of Lease.................................26
    38.    Security Deposit..............................................27
    39.    Estoppel Certificate..........................................27
    40.    Rights Reserved by Landlord...................................27
    41.    Miscellaneous.................................................28
    42.    Additional Definitions........................................30
    43.    Guaranty of Lease.............................................31

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant, intending to be legally bound, agree as follows:

         1. Definitions. The definitions set forth in the preceding Preamble shall apply to the same capitalized terms appearing in this Lease Agreement. Additional definitions are contained in Section 42 and throughout this Lease.

         2. Premises. Landlord hereby demises and leases the Premises to Tenant and Tenant hereby leases and takes the Premises from Landlord for the Term (as defined in Section 4) and upon the terms, covenants, conditions, and provisions set forth in this Lease Agreement, including the Preamble (this "Lease"). The Tenant's interest in the Premises as tenant shall include the right, in common with Landlord and other occupants of the Building, to use driveways, sidewalks, loading and parking areas, lobbies, hallways and other facilities which are located within the Property (defined in Section 6) and which are designated by Landlord from time to time for the use of all of the tenants of the Building (the "Common Facilities").

         3. Completion of Premises. The Premises shall be completed by Landlord in accordance with the plans and specifications attached hereto as Exhibit C (herein called the "Plans") at Landlord's expense provided, however, Tenant shall pay the sum of Fifty Thousand Dollars ($50,000.00) to Landlord on account of the tenant improvements to be constructed (the "Tenant's Share"). All necessary construction shall be commenced promptly following Landlord's execution and acceptance of this Lease and Tenant's delivery of the Security Deposit to Landlord and shall be substantially completed and ready for use and occupancy by Tenant on the Target Date set forth in the Preamble; provided, however, that the time for substantial completion of the Premises and the Outside Date (as defined below) shall be extended for additional periods of time equal to the time lost by Landlord or Landlord's contractors, subcontractors or suppliers due to strikes or other labor troubles; delays in Tenant's selection of materials, plans or specifications; modifications or amendments to the plans or specifications prepared by Tenant; governmental restrictions and limitations; unavailability or delays in obtaining fuel, labor or materials; war or other national emergency; accidents; floods; defective materials; fire damage or other casualties; adverse weather conditions; the inability to obtain building or use and occupancy permits; or any cause similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord or Landlord's contractors, subcontractors or suppliers. The Premises shall be deemed substantially completed when Tenant is in receipt of a Certificate of Occupancy or Temporary Certificate of Occupancy (punch list items excepted) and Tenant can use and occupy the Premises for the Permitted Purpose without unreasonable interference. Upon substantial completion, Tenant shall immediately pay to Landlord the Tenant's Share. All construction shall be done in a good and workmanlike manner and shall comply at the time of completion with all applicable and lawful laws, ordinances, regulations and orders of the federal, state, county or other governmental authorities having jurisdiction thereof. Tenant and its authorized agents, employees and contractors shall have the right, at their own risk, expense and responsibility, at all reasonable times prior to the Target Date as hereinafter defined, to


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enter the Premises for the purpose of taking measurements and installing its furnishings and equipment; provided that Tenant, in so doing, shall not interfere with or delay the work to be performed hereunder by Landlord, and Tenant shall use contractors and workmen compatible with the contractors and workmen engaged in the work to be performed hereunder by Landlord, and Tenant shall have obtained Landlord's written consent to installing any furnishings or equipment. If Landlord shall fail to deliver possession of the Premises by the Target Date for any reason, whether or not within Landlord's control, Landlord shall not be subject to any liability to Tenant. No failure to deliver the Premises by the Target Date or any other date shall in any respect affect the validity or continuance of this Lease of any obligation of Tenant hereunder or extend the Term of the Lease. Notwithstanding the foregoing, in the event Landlord fails to substantially complete the Premises (as defined above) on or before December 1, 1999 (the "Outside Date"), then Tenant shall be entitled to terminate this Lease upon three (3) days prior written notice given on or before December 15, 1999.

         4. Term. The Term of this Lease shall commence on the date (the "Commencement Date") which is the first to occur of (a) the date the Premises are deemed substantially completed as provided in Section 3 and ready for occupancy as evidenced by a certificate of occupancy or temporary certificate of occupancy above and (b) the date on which the Premises are actually occupied by Tenant. Following the Commencement Date, the Term of this Lease, unless sooner terminated as expressly provided in this Lease, shall continue until the date of expiration of the term specified as the Term of Lease in the Preamble plus the number of days which remain in the calendar month in which such term expires (the "Term"). Notwithstanding the foregoing, in the event Tenant is not in default of its obligations hereunder, Tenant shall have the one time right to terminate this Lease as if such termination date were the date of the expiration of the Lease subject to the following conditions: (i) Landlord has received thirty six (36) months of Fixed Basic Rent and Additional Rent; (ii) Tenant give Landlord in writing at least twelve (12) months prior written notice of such termination; (iii) Tenant reimburses Landlord for all costs of: (x) unamortized tenant improvements completed in accordance with Section 3 of this Lease; and
(y) unamortized brokerage commissions paid by Landlord on account of this Lease the sum of which unamortized tenant improvements and brokerage commissions Landlord and Tenant acknowledge will be One Hundred Thirty Eight Thousand Three Hundred Seventy Two and 8/100 Dollars ($138,372.84); and (iv) Tenant pay to Landlord a termination fee equal to Sixty Five Thousand Five Hundred Forty Six and 33/100 Dollars ($65,546.33) plus the sum of four (4) months of Additional Rent. In the event Tenant does not exercise the termination right provided herein effective as of the end of the thirty sixth (36> month of the Term, the Tenant shall be deemed to have waived such right. Upon request of Landlord, Tenant shall enter into a memorandum agreement stipulating the actual Commencement Date of the Term.

         5. Use of Premises. Tenant shall occupy the Premises throughout the Term and shall use the same for, and only for, the Permitted Use specified in the Preamble. The Building is designed to normal building standards for floor-loading capacity. Tenant shall not use the Premises in such ways which, in Landlord's judgment, exceed such load limits.


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

         6. Rent. Unless otherwise specifically requested by Landlord at any time, Fixed Basic Rent, Additional Rent and any other rent or other sums due under this Lease (hereunder collectively referred to as Rent) shall be paid and delivered to Landlord's property manager, if any, as agent for Landlord, in the amounts, time and manner more particularly provided in this Lease.

                  a. Fixed Basic Rent. Commencing on the Commencement Date, Tenant shall pay, throughout the Term, Fixed Basic Rent in the amount specified in the Preamble, without notice or demand and without setoff or deduction, in equal monthly installments equal to one-twelfth of the Fixed Basic Rent (specified as Monthly Installments in the Preamble), in advance, on the first day of each calendar month during the Term. If the Commencement Date falls on a day other than the first day of a calendar month, the fixed Basic Rent shall be apportioned on a per diem basis for the period between the Commencement Date and the first day of the first full calendar month in the Term and such apportioned sum shall be paid on the Commencement Date.

                  b. Additional Rent. Commencing on the Commencement Date, Tenant shall pay to Landlord, as Additional Rent, in the manner more particularly set forth below, Tenant's Proportionate Share of Annual Operating Costs (as defined below) for the Property to the extent same exceeds the sum of Four and 25/100 Dollars ($4.25) (the "Expense Stop") per rentable square foot of the Premises:

                    i) Annual Operating Costs. The term "Annual Operating Costs" shall mean all costs Landlord incurs from owning, operating and maintaining the Building and the lot or tract of land on which it is situated (the "Property"). Annual Operating Costs shall include, by way of example rather than limitation: insurance costs, including premiums; fees; Impositions (defined below); costs for repairs, maintenance and service contracts (including HVAC service contracts for base Building standard HVAC systems); management fees (reasonably consistent with market rates); landscaping; snow removal; governmental permits fees; costs of compliance with governmental orders and regulations; administrative and overhead expenses; costs of furnishing water, sewer, electricity, gas, fuel, and other utility services, for use in Common Facilities of the Building and Property; and the cost of janitorial service and trash removal; excluding, however, from Annual Operating Costs the following: costs which are treated as capital expenditures (except as provided in Sections 9(d) andl0(b)) under generally accepted accounting principles; mortgage debt or ground rents incurred by Landlord as owner of the Property; income, excess profits, corporate capital stock or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed, in lieu of all or any part of any currently existing Imposition or an increase in any currently existing Imposition; leasing commissions, accountants', consultants' or attorneys' fees, costs and disbursement and other expenses incurred in connection with negotiations or disputes with tenants or prospective tenants or associated with the enforcement of any leases or the defense of Landlord's title to or interest in the Building in connection with any proceedings involving real property taxes other than disputes regarding tax assessment and reduction of real property taxes; costs of


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construction of the Building and related facilities and correction of defects in construction of the Building (including permit, license and inspection fees); costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is entitled to be reimbursed by such tenants or which are not generally provided to all tenants of the Building at the same level of service; fees and higher interest charges caused by Landlord's refinancing the Building; all repairs to the interior of the Building of a structural nature (not made necessary by unusual use by Tenant); costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease; overhead and profit increment paid to subsidiaries or affiliates of Landlord, or to any party as a result of a noncompetitive selection process, for management or other services on or to the Building or for supplies or other materials, to the extent that the costs of such services, supplies or materials exceed the costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis; general overhead and administrative expenses except salaries of on-site property manager, management secretary and maintenance man; any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be for a capital nature, except equipment which is used in providing janitorial services and which is not affixed to the Building; all items and services for which Tenant reimburses Landlord or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement; commissions, advertising, and promotional expenditures. "Impositions" shall mean all levies, taxes, assessments, charges, imposts, and burdens, of whatever kind and nature, ordinary and extraordinary, which are assessed or imposed during the Term by any federal, state or municipal government or public authority or under any law, ordinance or regulation thereof or pursuant to any recorded covenants or agreements upon or with respect to the Property or any part thereof, any improvements thereto, any personal property necessary to the operation thereof and owned by Landlord or this Lease. If under the requirements of any state or local law, a new Imposition is imposed upon Landlord which Tenant is prohibited by law from paying, Landlord may, as its election, terminate this Lease by giving written notice thereof to Tenant provided the effect of such imposition is material and adverse to Landlord's ownership and economic interest in the Building and Tenant and Landlord are not otherwise able to remedy such adverse impact on Landlord's interest in the Building.

                    ii)   Estimated Payments - Expense Statement and
Reconciliation.

                       (1) Landlord shall submit to Tenant as soon as reasonably possible after the beginning of each calendar year of the Term, but no greater than 120, days the following:

                         (a) a statement  setting forth (i) the Annual Operating
Costs for the previous calendar year of the Term and (ii) acalculation of Tenant's Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop for the previous calendar year (the "Expense Statement"); and


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                         (b) a statement of Landlord's good faith estimate of
the Annual Operating Costs for the current calendar year and a calculation of Tenant's Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop for the current calendar year ("Tenant's Estimated
Share").

                  (2) Beginning with the next installment of Fixed Basic Rent due thirty (30) days after the delivery of the aforesaid statements to Tenant, Tenant shall pay to Landlord, on account of its Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop, a sum equal to the product of one-twelfth (1/12) of Tenant's Estimated Share and the number of calendar months elapsed during the current calendar year up to and including the month payment is made, plus any amounts due from Tenant to Landlord on account of Annual Operating Costs for any prior period(s) of time.

                  (3) In the event the Expense Statement indicates the sum of all payments made by Tenant to Landlord on account of Annual Operating Costs for the previous calendar year exceed those actually specified in the Expense Statement, then such credit shall be applied to the next following installments of Additional Rent due to Landlord until such credit is exhausted.

                  (4) On the first day of each succeeding calendar month until such time as Tenant receives a new Expense Statement and statement of Tenant's Estimated Share, Tenant shall pay to Landlord, on account of its Proportionate Share of Annual Operating Costs, one-twelfth (1/12) of the then current Tenant's Estimated Share. Any payment due from Tenant to Landlord, or any refund due from Landlord to Tenant, on account of Annual Operating Costs not yet determined as of the expiration of the Term shall be made within thirty (30) days after submission to Tenant of the next Expense Statement.

               c) Disputes. Unless Tenant, within thirty (30) days after any statement of Additional Rent is furnished, shall give notice to Landlord that Tenant disputes said statement, specifying the basis for such dispute, each statement furnished to Tenant by Landlord under any provision of this Section shall be conclusively binding upon Tenant as to the particular Additional Rent due from Tenant for the period represented thereby. Tenant shall have the right at reasonable times to examine the records used in making the aforestated determinations, upon written notice in advance; provided, however, such disputed amount shall have been paid by Tenant to Landlord. In the event any such examination shall reveal an adverse variance in excess of 5% of the total operating expenses of which Tenant is required to pay their Proportionate Share, Landlord shall reimburse Tenant for the reasonable cost of such examination within thirty (30) days after demand and the amount of disputed item(s) overpaid by Tenant. Tenant shall make all payments of Additional Rent without delay and regardless of any pending dispute over the amount of Additional Rent that is due in accordance with the statements furnished by Landlord. Landlord shall have the right to retain Tenant's security deposit until all Additional Rent payable by Tenant is determined and paid.


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               d)  Independent Covenant; Survival. Tenant's covenant to pay
Rent is independent of any other covenant, agreement, term or condition of this Lease except as provided in Sections 9(d), 15 and 18 below. Without limitation of any obligation of Tenant under this Lease which shall survive the expiration of the Term, the obligation of Tenant to pay Rent shall survive the expiration of the Term.

         7.  Insurance.

                  a) Liability. Tenant, at Tenant's sole cost and expense, shall maintain and keep insurance in effect throughout the Term against liability for bodily injury (including death) and property damage in or about the Premises or the Property under a policy of comprehensive general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time, but not less than $2,000,000.00 for each person and $5,000,000.00 in the aggregate for bodily injury (including death) to more than one (1) person and $2,000,000.00 for property damage. The policies of comprehensive general public liability insurance shall name Landlord (and if requested, any mortgagee of Landlord) as an additional party. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form satisfactory to Landlord. At least ten (10) days prior to the Commencement Date, and thereafter upon Landlord's request, a certificate of insurance shall be delivered to Landlord proving compliance with the foregoing requirements. If Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide or to furnish Landlord with satisfactory evidence of coverage on any such policy upon demand, Landlord shall have the right to purchase such insurance. All payments made by Landlord for such insurance shall be recoverable by Landlord from Tenant, together with interest thereon, as Additional Rent promptly upon demand. Notwithstanding anything contained herein to the contrary, Tenant may self-insure all of its personal property situated within the Premises against property damage and destruction.

                  b) Waiver of Subrogation. The parties to this Lease each release the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees. If any policy does not permit such a release of liability and a waiver of subrogation, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon demand. In the event a party is unable to obtain such a waiver, it shall immediately notify the other party of its inability. In the absence of such notifications, each party shall be deemed to have obtained such waiver of subrogation.

                  c) Increase of Premiums. Tenant will not do anything or fail to do anything or permit anything to be done which will cause the cost of Landlord's insurance


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to increase or which will prevent Landlord from procuring insurance (including but not limited to public liability insurance) from companies, and in a form, satisfactory to Landlord. If any breach of this subsection (c) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as Additional Rent promptly upon demand. If Tenant does anything or fails to do anything or permits anything to be done for which insurance cannot be obtained, Landlord may terminate this Lease upon written notice to Tenant.

         8.   Repairs and Maintenance.

                  a) Tenant shall, throughout the Term and at Tenant's sole cost and expense, keep and maintain the Premises in a neat and orderly condition; and, upon expiration of the Term, Tenant shall leave the Premises in good order and condition, ordinary wear and tear, damage by fire or other casualty alone excepted, and for that purpose and except as stated, Tenant will make all necessary repairs and replacements. Tenant shall not permit any waste, damage or injury to the Premises. Tenant shall not use or permit the use of any portion of the Common Facilities for other than their intended use as specified by the Landlord from time to time.

                  b) Landlord shall, throughout the Term, make all necessary repairs to the structural elements of the Premises and other improvements located on the Property; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair or otherwise has actual knowledge of the need for such repair. Landlord shall keep and maintain all Common Facilities of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt and rubbish and shall keep and maintain all landscaped areas within the Property in a neat and orderly condition.

                  c) Notwithstanding the foregoing, repairs and replacements to the Premises and the Property arising out of or caused by Tenant's use, manner of use or occupancy of the Premises, by Tenant's installation of alterations, additions, improvements, trade fixtures or equipment in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor or invitee of Tenant shall be made at Tenant's sole cost and expense and Tenant shall pay Landlord the cost of any such repair or replacement, as Additional Rent, upon demand.

         9.   Utilities and Services.

                  a) Landlord shall furnish the Premises with electricity, heating and air conditioning for the normal use and occupancy of the Premises as general offices and labs 24 hours per day 7 days per week throughout the Term. Tenant agrees to pay as Additional Rent all charges for electricity, light, heat or other utility used by Tenant at the Premises. Tenant shall pay for the consumption of such gas and electricity based upon its metered usage. If no meter is installed, Tenant shall pay its Proportionate Share of any utility charges covering the Demised Premises and the remainder of the Building.



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    Landlord shall have the right to make an equitable allocation of the utility charges for utilities which are not separately submetered based upon a utility survey or meters. Tenant shall pay all bills for separately metered utility usage within thirty (30) days after receipt thereof, and any non-payment or late payment of such utility bills shall be deemed a default under the terms of this Lease. All charges for installation and repairs of any meters servicing the Premises shall be payable by Tenant as Additional Rent and shall be paid when the same shall become due.

                  b) Within the Common Facilities of the Building, Landlord shall furnish reasonably: (i) adequate electricity, (ii) hot and cold water, (iii) lavatory supplies, (iv) automatically operated elevator service,
(v) normal and customary cleaning services (on a five-day a week basis) after business hours, (vi) heat and air conditioning in season, (vii) landscaping,
(viii) parking lot maintenance, (ix) common area maintenance and (x) snow and ice removal. Tenant shall be responsible for its Proportionate Share of the cost of such services in accordance with Section 6(b) hereof. Landlord shall provide janitorial service to the Premises, five days per week, after regular business hours, and the costs of such service will be passed through to Tenant as set forth in Section 6. Tenant shall be permitted to contract for its own janitorial services in which event Tenant shall receive a credit against Fixed Basic Rent in the amount of $0.90 per rentable square foot of the Premises and the Expense Stop shall be reduced to $3.35 per rentable square foot of the Premises.

                  c) Landlord shall not be liable for any damages to Tenant resulting from the quality, quantity, failure, unavailability or disruption of any services beyond the reasonable control of Landlord and the same shall not constitute a termination of this Lease or an actual or constructive eviction or entitle Tenant to an abatement of rent. Landlord shall not be responsible for providing any services not specifically provided for in this Lease.

                  d) Landlord's services shall be provided in a manner consistent with the operation of comparable buildings in the competitive area of the Building. Notwithstanding anything to the contrary contained in this Lease, if (i) Landlord ceases to furnish any service in the Building, and Tenant notifies Landlord of such cessation in writing (the "Interruption Notice"), (ii) such cessation does not arise as a result of the gross negligence of Tenant
(iii) such cessation is not caused by a fire or other casualty (in which case
Section 15 shall control), (iv) the repair or restoration of such service is reasonably within the control of Landlord, and (v) as a result of such cessation, the Premises or material portion thereof, is rendered untenatable (meaning that Tenant is unable to use the Premises or a substantial portion thereof in the normal course of its business) and Tenant, in fact ceases to use the Premises, or material portion thereof, then, commencing on the fifth (5") Business Day after the later to occur of the date the Premises (or material portion thereof) becomes untenatable, the date Tenant ceases to use such space and the date Tenant provides Landlord with an Interruption Notice, all rent hereunder shall be abated on a per diem basis for each day of such interruption based upon the percentage of the Premises so rendered untenantable and not used by Tenant and such abatement shall continue until the date the Premises becomes tenantable again. In making all repairs and restorations hereunder, and in fulfilling its obligations under this

     Lease, Landlord shall use reasonable efforts to minimize the disruption of Tenant's use and enjoyment of the Premises.


         10.   Governmental Regulations.

                  a) Landlord and Tenant shall comply with all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal government or any department, commission, board of officer thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property. Tenant shall not knowingly do or commit, or suffer to be done or committed anywhere in the Building, any act or thing contrary to any of the laws, ordinances, regulations and requirements referred to in this Section. Tenant shall give Landlord prompt written notice of any accident in the Premises and of any breakage, defect or failure in any of the systems or equipment servicing the Premises or any portion of the Premises.

                  b) Tenant shall pay its Proportionate Share of the cost of capital improvements which Landlord shall install or construct in compliance with governmental requirements which take effect after the commencement of the Term hereof. Tenant's Proportionate Share shall be determined based upon the estimated life of the capital investment item, determined by Landlord in accordance with generally accepted accounting principles, and shall include a cost of capital funds adjustment equal to the rate of Interest on the unamortized portion of all such costs. Tenant shall only have to pay for the portion of the useful life of the capital improvement which falls within the Term. Tenant shall thus make payments in equal annual installments for such capital improvements until the Term expires or until the cost of the improvement has been fully paid for, whichever first occurs; such payments shall be computed by Landlord at the time of installation of the capital improvement in the same manner as Landlord makes computations of Tenant's share of the Annual Operating Costs pursuant to Section 6(b) (ii).

                  c) Tenant shall pay all taxes imposed upon Tenant's furnishings, trade fixtures, equipment or other personal property.

         11. Signs. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, Tenant shall not place, erect, maintain or paint any signs upon the Premises or the Property unless the design of such signs are approved by Landlord in writing which approval may be withheld in Landlord's sole discretion. Tenant shall be solely responsible for all costs and expenses associated with the erection of any signs upon the Premises and shall be obligated to obtain and provide to Landlord any and all necessary permits prior to the placement or erection of such signs. Notwithstanding the foregoing, Tenant shall be permitted (at its sole cost and expense) to place its name (as directed by Landlord) on any Building monument sign erected at the Building by Landlord which contains the names of tenants in the Building. In addition, Tenant may place its name and logo on the door to its Premises such signage to be generally consistent with the Building standard signage.

          12.   Alterations, Additions and Fixtures.

                  a) Tenant shall have the right to install in the Premises any trade fixtures; provided, however, that no such installation and no removal thereof shall be permitted which affects any structural component of the Building or Premises and that Tenant shall repair and restore any damage or injury to the Premises or the Property caused by installation or removal.

                  b) Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises or Property without on each occasion first presenting plans and specifications to Landlord and obtaining Landlord's prior written consent, which shall not be unreasonably withheld or delayed, but may be conditioned upon compliance with reasonable requirements of Landlord including, without limitation, the filing of mechanics' lien waivers by Tenant's contractors and the submission of written evidence of adequate insurance coverage naming Landlord as an additional insured thereunder. If Landlord consents to any proposed alterations, improvements or additions or Tenant's contractor performs any of the work identified in Section 3 of this Lease Agreement, then Tenant shall make the proposed alterations, improvements and additions at Tenant's sole cost and expense provided that: (i) Tenant supplies any necessary permits; (ii) such alterations and improvements do not, in Landlord's judgment, impair the structural strength of the Building or any other improvements or reduce the value of the Property; (iii) Tenant takes or causes to be taken all steps that are otherwise required by Section 13 of this Lease and that are required or permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property; (iv) Tenant uses a contractor approved by Landlord; (v) the occupants of the Building and of any adjoining real estate owned by Landlord are not unreasonably annoyed or disturbed by such work; (vi) the alterations, improvements or additions shall be installed in accordance with the approved plans and specifications and completed according to a construction schedule approved by Landlord; and (vii) Tenant provides insurance of the types and coverage amounts required by Landlord. Any and all alterations, improvements and additions to the Premises which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this Lease; at that time all such alterations and additions shall remain on the Premises and become the property of Landlord without payment by Landlord unless, upon approval, Landlord instructs Tenant to remove the same at the termination of the Lease in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Property caused by the installation or removal. Notwithstanding the foregoing, Tenant, without Landlord's consent, may make alterations, improvements and additions to the Premises which are non structural, non adverse, do not affect the base Building systems and which do not cost in the aggregate (per project) more than $50,000.00. Notwithstanding anything to the contrary contained in this Lease, Landlord may withhold its approval to any proposed alterations, additions or improvements to the Premises in its absolute and sole discretion with respect to any such alteration, addition or improvement which Landlord determines involves any modification to the Building's exterior or its structural, electrical, mechanical or plumbing systems, or any components thereof.

         13. Mechanic's Liens. Tenant shall promptly pay any contractors and materialmen who supply labor, work or materials to Tenant at the Premises or the Property so as to minimize the possibility of a lien attaching to the Premises or the Property. Tenant shall take all steps permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall cause such lien or notice of lien to be discharged of record by payment, deposit, bond or otherwise within fifteen (15) days after the filing thereof or after Tenant's receipt of notice thereof, whichever is earlier, regardless of the validity of such lien or claim. If Tenant shall fail to cause such lien or claim to be discharged and removed from record within such fifteen (15) day period, then, without obligation to investigate the validity thereof and in addition to any other right or remedy Landlord may have, Landlord may, but shall not be obligated to, contest the lien or claim or discharge it by payment, deposit, bond or otherwise; and Landlord shall be entitled to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest and costs. Any amounts so paid by Landlord and all costs and expenses including, without limitation, attorneys' fees incurred by Landlord in connection therewith, together with Interest from the respective dates of Landlord's making such payment or incurring such cost or expense, which shall constitute Additional Rent payable hereunder promptly upon demand therefore. Nothing in this Lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. Further, notwithstanding anything to the contrary contained in this Lease, nothing contained in or contemplated by this Lease shall be deemed or construed in any way to constitute the consent or request by Landlord for the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises or the Building or the Property or any part of any thereof, nor as giving Tenant any right, power or authority to contract or permit the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises, the Building, the Property or any part of any thereof. Throughout this Lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Property or any interest therein or income therefrom on account of any mechanic's, laborer's or materialman's lien or arising out of any debt or liability to or any claim or demand of any contractor, mechanic, supplier, materialman or laborer and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

         14.   Landlord's Right of Entry.

                  a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times, with 24 hour notice to Tenant (except in the event of an emergency), for the purpose of (i) inspecting the Premises or (ii) making any necessary repairs to the Premises or to the Building and performing any work therein. In all events Landlord shall comply, to the extent practical under the conditions, with all reasonable safety precautions Tenant may establish from time to time. During the progress of any work on the Premises or the Building, Landlord shall use its reasonable best efforts not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

                  b) Landlord shall have the right at all reasonable times to, with prior notice to Tenant, enter and to exhibit the Premises for the purpose of inspection or showing the Premises in connection with a sale or mortgage and, during the last six (6) months of the Term, to enter upon and to exhibit the Premises to any prospective tenant.

         15.   Damage by Fire or Other Casualty.

                  a) If the Premises or Building is damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord whereupon Landlord shall, subject to the consent of Landlord's present or future mortgagee and to the conditions set forth in this Section 15, repair, rebuild or replace such damage and restore the Premises to substantially the same condition as the Premises were in immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage or destruction to the extent of the proceeds of fire and other extended coverage insurance policies. Notwithstanding the foregoing, if the Premises is destroyed or damaged to the extent that in Landlord's sole judgment the Premises cannot be repaired or restored within one hundred eighty (180) days after such casualty, Landlord or Tenant may, subject to the rights of Landlord's mortgagee, terminate this Lease by written notice to Tenant within sixty (60) days after the date of such casualty. In the event such restoration or repair cannot be completed prior to eighteen (18) months prior to the last day of the Term, Landlord may terminate this Lease upon written notice to Tenant, except that Tenant may cause Landlord to withdraw its notice of termination (provided in this sentence only) by electing to extend the Term of this Lease pursuant to any option to extend the Term.

                  b) The repair, rebuilding or replacement work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

                  c) The net amount of any insurance proceeds recovered by reason of the damage or destruction of the Building (meaning the gross insurance proceeds excluding proceeds received pursuant to a rental coverage endorsement and the cost of adjusting the insurance claim and collecting the insurance proceeds) shall be applied towards the cost of restoration. Notwithstanding anything to the contrary in this Lease Agreement, if in

Landlord's sole opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant specifying a termination date no less than ten (10) days after its transmission; provided, however, that Tenant may require Landlord, except during the last two (2) years of the Term, to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds and by giving Landlord adequate security for such payment prior to the termination date specified in Landlord's notice of termination. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

                  d) Landlord's obligation or election to restore the Premises under this Section shall be subject to the terms of any present or future mortgage affecting the Premises and to the mortgagee's consent if required in the mortgage and shall not, in any event, include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

                  e) Landlord shall maintain insurance against loss or damage to the Building by fire and such other casualties as may be included within fire and extended coverage insurance or all-risk insurance, together with a rental coverage endorsement or other comparable form of coverage. If Tenant is dispossessed of the Premises due to fire or other casualty, Tenant will receive an abatement of its Fixed Basic Rent during the period Tenant is dispossessed to the extent of payments received by Landlord from the carrier providing the rental coverage endorsement.

         16. Non-Abatement of Rent. Except as otherwise expressly provided in subsection 9(d), subsection 15(e) and as to condemnation in subsections 18(a) and (b) there shall be no abatement or reduction of the Fixed Basic Rent, Additional Rent or other sums payable hereunder for any cause whatsoever and this Lease shall not terminate, nor shall Tenant be entitled to surrender the Premises, in the event of fire, casualty or condemnation or any default by Landlord under this Lease.

         17.   Indemnification

                  a) Unless such loss, costs or damages were caused by negligence of Landlord, its employees, agents or contractors, Tenant hereby agrees to indemnify, defend and hold the Landlord and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Landlord, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Tenant's occupancy of the Premises. Tenant shall have the right to designate counsel acceptable to Landlord, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Landlord. Landlord shall not have the right to settle any claim without the consent of Tenant. This indemnity shall survive the expiration or termination of this Lease.

                  b) Unless such loss, costs or damages were caused by negligence of Tenant, its employees, agents or contractors, Landlord hereby agrees to indemnify, defend and hold the Tenant and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Tenant, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Landlord's ownership of the Property. Landlord shall have the right to designate counsel acceptable to Tenant, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Tenant. Tenant shall not have the right to settle any claim without the consent of Landlord. This indemnity shall survive the expiration or termination of this Lease.

                  b) If Landlord brings any action under this Lease Agreement, Tenant agrees in each case to pay Landlord's reasonable attorney's fees and other costs and expenses incurred by Landlord in connection therewith; provided, however, the Landlord prevails in such action.

         18.   Condemnation.

                  a)Termination. If (i) all of the Premises are covered by a condemnation; or (ii) any of the Premises is covered by a condemnation and the remaining part is insufficient for the reasonable operation therein of Tenant's business; or (iii) subject to the provisions of subsection 1 8(b)(i) hereof, any of the Property is covered by a condemnation and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor. Upon such termination the Fixed Basic Rent and all Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all such rent prep aid for periods beyond that date shall forthwith be repaid by Landlord to Tenant. In the event such restoration cannot be completed prior to eighteen (18) months prior to the last day of the Term, Landlord may terminate this Lease upon written notice to Tenant, except that Tenant may cause Landlord to withdraw its notice of termination provided in this sentence only) by electing to extend the Term of this Lease pursuant to any option to extend the Term.


                  b)   Partial Condemnation.

                     i) If there is a partial condemnation and Landlord decides to terminate pursuant to subsection 18(a) (iii) hereof then Tenant may require Landlord, except during the last two (2) years of the Term, to withdraw its notice of termination by: [A] giving Landlord written notice thereof within ten
(10) days from transmission of Landlord's notice to Tenant of Landlord's intention to terminate, [B] agreeing to pay the cost of restoration in excess of the condemnation proceeds reduced by those sums expended by Landlord in collecting the condemnation proceeds, and [C] giving Landlord adequate security for such payment within such ten (10) day period.

                    ii) If there is a partial condemnation and this Lease has not been terminated pursuant to subsection (a) hereof, Landlord shall restore the Building and the improvements which are part of the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor; provided, however, that Landlord shall only be obligated to restore such damage from condemnation to the extent possible with the award damage. If the condemnation proceeds are more than adequate to cover the cost of restoration and the Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

                    iii) If there is a partial condemnation and this Lease has not been terminated by the date upon which the condemnor obtains possession, the obligations of Landlord and Tenant under this Lease shall be unaffected by such condemnation except that there shall be an equitable abatement for the balance of the Term of the Fixed Basic Rent according to the value of the Premises before and after the date upon which the condemnor takes possession. In the event that the parties are unable to agree upon the amount of such abatement, either party may submit the issue to arbitration.

                  c)   Award. In the event of a condemnation affecting
Tenant, Tenant shall have the right to make a claim against the condemnor for removal expenses and moving expenses, loss of business and any other claims Tenant may have; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

         19. Quiet Enjoyment. Tenant, upon paying the Fixed Basic Rent, Additional Rent and other charges herein required and observing and keeping all covenants, agreements and conditions of this Lease, shall quietly have and enjoy the Premises during the Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

         20. Rules and Regulations. The Landlord hereby reserves the right to prescribe, from time to time, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") attached hereto as Exhibit B governing the use and enjoyment of the Premises and the remainder of the Property. The Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the Permitted Use and shall not increase or modify Tenant's obligations under this Lease. In the event of a conflict between the Lease Agreement and such rules and regulations, the Lease Agreement shall control. The Tenant shall comply at all times with the Rules and Regulations and shall cause its agents, employees, invitees, visitors, and guests to do so.

         21. Assignment and Sublease. Tenant may assign or sublease the within Lease to any party subject to the following:

                  a) In the event Tenant desires to assign this Lease or sublease seventy percent (70%) or more of the Premises to any other party, Tenant shall provide written notice of the terms and conditions of such assignment or sublease to Landlord prior to the effective date of any such sublease or assignment, and, prior to such effective date, the Landlord shall have the option, exercisable by written notice to Tenant within ten (10) business days of Landlord's receipt of written notice from Tenant, to: (i) sublease such space from Tenant at the lower rate of (a) the rental rate per rentable square foot of Fixed Basic Rent and Additional Rent then payable pursuant to this Lease or (b) the terms set forth in the proposed sublease (ii) recapture (in the case of subletting) that portion of the Premises to be sublet or all of the Premises (in the case of an assignment) ("Recapture Space") so that such prospective subtenant or assignee shall then become the sole Tenant of Landlord hereunder, or (iii) recapture the Recapture Space for Landlord's own use, whereupon Tenant shall be fully released from any and all obligations hereunder with respect to the Recapture Space.

                  b) In the event that the Landlord elects not to recapture the Lease as hereinabove provided, the Tenant may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Landlord's prior written consent, on the basis of the following terms and conditions:

                    i) The Tenant shall provide to the Landlord the name and address of the assignee or subtenant.

                    ii) The assignee or subtenant shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Landlord within ten (10) days of its execution. Any sublease shall expressly acknowledge that said subtenant's rights against Landlord shall be no greater than those of Tenant.

                    iii) The Tenant and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of Fixed Basic Rent and Additional Rent reserved herein, through the entire Term of this Lease, as the same may be renewed, extended or otherwise modified.

                    iv) The Tenant and any assignee shall promptly pay to Landlord fifty percent (50%) of the net profit received from such subleasing or assignment. Net profit will be calculated after deducting the Tenant's direct costs of implementing the sublease or assignment.

                    v) In any event, the acceptance by the Landlord of any rent from the assignee or from any of the subtenants or the failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Tenant herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire Term of this Lease.

                    vi) Tenant acknowledges that its sole remedy with respect to any assertion that Landlord's failure to consent to any sublet or assignment is unreasonable shall be the remedy of specific performance and Tenant shall have no other claim or cause of action against Landlord as a result of Landlord's actions in refusing to consent thereto.

                  c) If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange, the provisions of subsection a hereof shall apply to a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock) which results in a change of control of Tenant as if such transfer of stock (or other mechanism) which results in a change of control of Tenant were an assignment of this Lease, and if Tenant is a partnership or joint venture, said provisions shall apply with respect to a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such partnership or joint venture (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership interests) which results in a change of control of such a partnership or joint venture, as if such transfer of an interest in the distributions of profits and losses of such partnership or joint venture which results in a change of control of such partnership or joint venture were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets are transferred or to any corporation which controls or is controlled by Tenant or is under common control with Tenant, provided that in the event of such merger, consolidation or transfer of all or substantially all of Tenant's assets (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. Notwithstanding the foregoing, Tenant may assign its rights under this lease to an entity which is in common control with Tenant, is controlled by Tenant or controls Tenant as well as to an entity in which Tenant or any of the foregoing is a principal investor provided, however, no such assignment shall relieve Tenant or Guarantor of its obligations hereunder.

                  d) In the event that any or all of Tenant1s interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property (such person, firm or entity being hereinafter referred to as the "Grantor", for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein. Landlord shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by notice to that effect sent to the Grantor; but nothing herein shall require Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accept such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two percent (2%) of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

                  e)   Without limiting any of the provisions of this
Section 21, if pursuant to the Federal Bankruptcy Code (herein referred to as the "Code"), or any similar law hereafter enacted having the same general purpose, Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's Fixed Basic Rent plus an amount equal to the Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for any security deposit required hereunder.

                  f) Except as specifically set forth above, no portion of the Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Tenant, nor shall Tenant pledge its interest in this Lease or in any security deposit required hereunder.

         22.   Tenant's Relocation. [Intentionally Deleted]

         23. Subordination. This Lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrance now or hereafter placed upon or affecting the Property or the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this Lease to the lien of any such first mortgage or to the lien of any other mortgage, if requested to do so by Landlord with the consent of the first mortgagee, and any further instrument or instruments of attorument that may be desired by any such mortgagee or Landlord, provided, however, that any holder of such lien or mortgage agrees not to disturb the use and occupancy of the Premises in accordance with the terms of this Lease Agreement upon any foreclosure. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by giving notice in writing to Tenant and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery. In that event such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee. Landlord agrees that it will use best efforts to obtain and deliver to Tenant a subordination, non-disturbance and attornment agreement from the holder(s) of any mortgage or other security interest affecting the Premises of Building.

         24. Curing Tenant's Defaults. If Tenant defaults in the performance of any of its obligations hereunder, Landlord may, without any obligation to do so and in addition to any other rights it may have in law or equity, elect to cure such default on behalf of Tenant after reasonable prior written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed Additional Rent payable within ten (10) days of demand.

         25.  Surrender.

                  a) At the expiration or earlier termination of the Term Tenant shall promptly yield up the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment including all hoods and casework (excluding Tenant's personalty) servicing the Premises in a condition which is clean of garbage and debris and broom clean and in the same condition, order and repair in which they are required to be kept throughout the Term, ordinary wear and tear excepted.

                  b) If Tenant, or any person claiming through Tenant, continues to occupy the Premises after the expiration or earlier termination of the Term or any renewal thereof without prior written consent of Landlord, the tenancy under this Lease shall become, at the option of Landlord, expressed in a written notice to Tenant and not otherwise, either from month-to-month or for a period of one (1) year, terminable by Landlord on thirty (30) days prior notice, under the same terms and conditions set forth in this Lease; except, however, that the Fixed Basic Rent during such continued occupancy shall be 150% of the amount set forth in subsection 6(a) and Tenant shall indemnify Landlord for any actual loss or damage incurred by reason of Tenant's failure to surrender the Premises. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in subsection 26(b) hereof.

         26.   Defaults-Remedies.

                  a) Defaults. It shall be an event of default (an "Event of Default") under this Lease if any one or more of the following events occurs:

                     i) Tenant fails to pay in full, after five (5) days prior written notice from Landlord, any and all installments of Fixed Basic Rent or Additional Rent or any other charges or payments due and payable under this Lease whether or not herein included as rent.

                     ii) Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition contained in this Lease, within fifteen (15) days after prior written notice from Landlord.

                     iii)Tenant abandons or vacates the Premises without notice without having first paid to Landlord in full all Fixed Basic Rent, Additional Rent and other charges that have become due as well as all which will become due thereafter through the end of the Term.

                     iv) Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the parties to this Lease under any bankruptcy, reorganization arrangement, insolvency, readjustment, receivership or similar law shall not constitute an event of default until such proceeding, decree, judgment or order has continued unstayed for more than sixty (60) consecutive days.

                     v) Any of the events enumerated in subsections (a) (i) through (a) (iv) of this Section happen to any guarantor of this Lease.

                  b) Remedies. Upon the occurrence of an Event of Default under this Lease, Landlord shall have all of the following rights:

                     i) Landlord may charge a late payment charge of five (5%) percent of any amount owed to Landlord pursuant to this Lease which is not paid within five (5) days of the due date which is set forth in the Lease or, if a due date is not specified in this Lease, within thirty (30) days of the mailing of a bill therefor by Landlord. If Landlord incurs a late charge in connection with any payment which Tenant has failed to make within the times required in this Lease, Tenant shall pay Landlord, in addition to such payment due, the full amount of such late charge incurred by Landlord. Nothing in this Lease shall be construed as waiving any rights of Landlord arising out of any default of Tenant, by reason of Landlord's imposing or accepting any such late charge(s) and/or interest; the right to collect such late charge(s) and/or interest is separate and apart from any rights relating to remedies of Landlord after default by Tenant including, without limitation, the rights and remedies of Landlord provided herein.

                    ii) Landlord may accelerate the whole or any part of the Fixed Basic Rent and all Additional Rent for the entire unexpired balance of the Term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any Fixed Basic Rent or other charges, payments, costs and expenses so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance.

                    iii) Landlord may re-enter the Premises and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or otherwise, without being liable for prosecution or damages therefor, and Landlord may repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises and may relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied as follows: first, to the payment of any costs and expenses of such reletting, including all costs of alterations and repairs; second, to the payment of any indebtedness other than Fixed Basic Rent, Additional Rent or other charges due hereunder from Tenant to Landlord; third, to the payment of Fixed Basic Rent, Additional Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If rentals received from reletting during any month are less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of termination is given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such releffing.

Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                    iv) Landlord may terminate this Lease and the Term without any nght on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Upon such termination, Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Fixed Basic Rent and Additional Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant all of which amount shall be immediately due and payable from Tenant to Landlord upon demand therefor.

                    v)       WHEN THIS LEASE AND THE TERM OR ANY
EXTENS ION OR RENEWAL THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM HAS EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION FOR JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IS FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS IN EJECTMENT AS HEREINBEF ORE SET FORTH TO CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES.


                  c) Waiver of Jury Trial. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT (A) THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OCCUPANCY OF THE PREMISES OR CLAIM OF INJURY OR DAMAGE, AND (B) IN ANY ACTION BY LANDLORD AGAINST TENANT, THE LEGAL FEES OF THE

PREVAILING PARTY WILL BE PAID BY THE OTHER PARTY TO THE ACTION.

                  d) Non-Waiver. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any event of default by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent event of default.

                  e) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafier existing at law or in equity or by statute.

                  f) Duty to Mitigate. In the event of an Event of Default, Landlord shall undertake commercially reasonable efforts to mitigate its damages.

         27. Condition of Premises. Tenant represents that the zoning of the Property, the street or streets, sidewalks, parking areas, curbs and access ways adjoining them, any surface conditions thereof, and the present uses and non-uses thereof, have been examined by Tenant and Tenant accepts them in the condition or state in which they now are, or any of them now is, without relying on any representation, covenant or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord, the nature, condition or usability thereof or the use or uses to which the Premises and the Property or any part thereof may be put under present zoning ordinances or otherwise, except as to work to be performed by Landlord pursuant to Section 3 and except as to latent defects in such work. Tenant's occupancy of the Premises shall constitute acceptance of the Work performed by Landlord pursuant to Section 3.

         28.  Hazardous Substances.

                  a) Landlord and Tenant shall not cause or allow the generation, treatment, storage or disposal of Hazardous Substances on or near the Premises or Property. "Hazardous Substances" shall mean (i) any hazardous substance as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq., as amended,
(ii) any hazardous waste or hazardous substance as those terms are defined in any local, state or Federal law, regulation or ordinance not inapplicable to the Premises and Property, or (iii) petroleum including crude oil or any fraction thereof. In the event Landlord or Tenant uses any Hazardous Substances, Landlord or Tenant shall dispose of such substances in accordance with all applicable Federal, state and local laws, regulations and ordinances.

                  b) Landlord and Tenant agree to indemnify, defend and hold harmless the other, its employees, agents, successors, and assigns, from and against any and all damage, claim, liability, or loss, including reasonable attorneys' and other fees, arising out of or in any way connected to the generation, treatment, storage or disposal of Hazardous Substances by Landlord or Tenant, its employees, agents, contractors, or invitees, on or near the Premises or Property. Such duty of indemnification shall include, but not be limited to damage, liability, or loss pursuant to all Federal, state and local environmental laws, rules and ordinances, strict liability and common law.

                  c) Landlord and Tenant agree to notify each other immediately of any disposal of Hazardous Substances in the Premises or Property, of any discovery of Hazardous Substances in the Premises, or of any notice by a governmental authority or private party alleging or suggesting that a disposal of Hazardous Substances on or near the Premises or Property may have occurred. Furthermore, Landlord and Tenant agree to provide the other with full and complete access to any documents or information in its possession or control relevant to the question of the generation, treatment, storage, or disposal of Hazardous Substances on or near the Premises.

                  d) Landlord represents and warrants that, to the best of its knowledge, there are no Hazardous Substances in, under or about the Building.

                  e) Tenant and Landlord acknowledge that Tenant will be storing and using chemicals and biologicals in connection with the conduct of its business. Tenant shall use, store and dispose of all such substances in accordance with all applicable law. In addition, Tenant shall promptly provide Landlord with all reasonable information Landlord requests concerning the substances which Tenant is using or storing at the Premises including, but not limited to MSDS sheets. Tenant further acknowledges that Landlord's architect has prepared the Premises plans in accordance with Tenant's direction and utilizing all relevant information Tenant has provided to it. In the event Landlord is unable to obtain a building permit due to an objection to the Premises plans which were prepared in conformity with Tenant's design specifications, Tenant shall be liable for all costs associated with redesigning the Premises, including architectural costs, base Building modifications, and such other costs Landlord incurs due to required changes in the Premises Plans.

         29. Recording. Neither this Lease nor a memorandum of this Lease shall be recorded in any public records without the written consent of Landlord.

         30. Brokers' Commission. Tenant represents and warrants to Landlord that the Brokers (as defined in the Preamble) are the sole brokers with whom Tenant has negotiated in bringing about this Lease and Tenant agrees to indemnify and hold Landlord and its mortgagee(s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into this Lease by Landlord and Tenant. In no event shall Landlord's mortgagee(s) have any obligation to any broker involved in this transaction. In the event that no broker was involved as aforesaid, then Tenant represents and warrants to the Landlord that no broker brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any broker arising out of or in connection with the negotiations of, or entering into of, this Lease by Tenant and Landlord.

         31. Notices. All notices, demands, requests, consents, certificates, and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prep aid, or by recognized overnight courier, addressed as follows:

                  If to Tenant:

                  at the Premises
                  Atten:...President


                  with a copy to:

                  Donald F. Crane, Jr.
                  Vice President, General Counsel
                  Cytogen Corporation
                  600 College Road East
                  .CN5308
                  Princeton, NJ 08540-5308

                  If to Landlord:

                  Yardley Road Associates, L.P.
                  c/o O'Neill Properties Group, L.P.
                  1101 West DeKalb Pike
                  Suite 200
                  Wayne,PA 19087
                  Attn:....President

                  with a copy to:

                  Kevin W. Walsh, Esquire
                  Adelman Lavine Gold and Levin
                  Suite 1900, Two Penn Center Plaza
                  Philadelphia, PA 19102-1799


Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall thereafter be sent.

         32. Irrevocable Offer: No Option. Although Tenant's execution of this Lease shall be deemed an offer irrevocable by Tenant, the submission of this Lease by Landlord to Tenant for examination shall not constitute a reservation of or option for the Premises. This Lease shall become effective only upon execution thereof by an authorized officer of the general partner of the Landlord and by an authorized officer of Tenant.

         33. Inability to Perform. If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor troubles, or any cause whatsoever beyond Landlord's control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation by Landlord.

         34. Survival. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Term of this Lease, whether by lapse of time or otherwise, shall not relieve Tenant from its obligations accruing prior to the expiration of the Term.

         35. Corporate Tenants. If Tenant is a corporation, the person(s) executing this Lease on behalf of Tenant hereby covenant(s) and warrant(s) that:
Tenant is a duly formed corporation qualified to do business in the state in which the Property is located; Tenant will remain qualified to do business in said state throughout the Term and any renewals thereof, and such persons are duly authorized by such corporation to execute and deliver this Lease on behalf of the corporation.

         36. Tenant Representations and Warranties. Tenant hereby represents and warrants to Landlord (i) that Tenant's most recent financial statements delivered to Landlord in connection with the execution of this Lease are true in all material respects and no material adverse changes have occurred with respect thereto, (ii) that on each anniversary of the Commencement Date, Tenant will deliver to Landlord current financial statements which shall be prepared in accordance with generally accepted accounting principles consistently applied, and (iii) during the Term of the Lease, no material adverse change shall occur with respect to Tenant's financial condition.

         37. Waiver of Invalidity of Lease. Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or make any claim that the Lease is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, without limitation, requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements and each party hereby waives the right to assert any such defenses or make any claim of invalidity or unenforceability due to any of the foregoing.

         38. Security Deposit. As additional security for the full and prompt performance by Tenant of the terms and covenants of this Lease, Tenant has deposited with Landlord the Security Deposit, as set forth in the Preamble. The Security Deposit shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default hereunder). Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to cure any default by Tenant hereunder. To the extent that Landlord has not applied the Security Deposit or any portion thereof on account of a default, the Security Deposit, or such remaining portion of the Security Deposit, shall be returned to Tenant, without interest, promptly following the termination of this Lease.

         39. Tenant Estoppel Certificate. Tenant shall from time to time, within fifteen (15) days after Landlord's request or that of any mortgagee of Landlord, execute, acknowledge and deliver to Landlord a written instrument in recordable form, substantially in the form attached hereto as Exhibit E (a "Tenant Estoppel Certificate"), certifying (i) that this Lease is in full force and effect and has not been modified, supplemented or amended (or, if there have been modifications, supplements or amendments, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments); (ii) the dates to which Fixed Basic Rent and Additional Rent and any other charges arising hereunder have been paid; (iii) the amount of any prepaid rents or credits due Tenant, if any; (iv) if applicable, that Tenant has accepted possession and has entered into occupancy of the Premises, and certifying the Commencement Date and the Termination Date; (v) whether or not, to the best of the Tenant's knowledge, all conditions under the Lease to be performed by Landlord prior thereto have been satisfied and whether or not Landlord is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying each, if any, unsatisfied condition and each, if any, default of which Tenant may have knowledge; and (vi) any other fact or condition related to the Lease or the Tenant reasonably requested. Any certification delivered pursuant to the provisions of this Article shall be intended to be relied upon by Landlord and any mortgagee or prospective mortgagee or purchaser of the Property or of any interest therein. Notwithstanding the foregoing, Tenant's failure to furnish a Tenant Estoppel Certificate within said fifteen (15) day period shall constitute an Event of Default under this Lease.

         40. Rights Reserved by Landlord. Landlord waives no rights, except those that may be specifically waived herein, and explicitly retains all other rights including, without limitation, the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of Rent or any other claim:

                  a)   To change the name or street address of the Building.

                  b) To install, affix and maintain any and all signs on the exterior and on the interior of the Building (excluding the interior of the Premises).

                  c) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and during the continuance of any of such work, to temporarily close doors, entry ways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and usable.

                  d) To furnish door keys for the entry door(s) in the Premises on the

Commencement Date and to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of the Landlord. Upon the expiration of the Term or Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

                  e) To designate and approve all window coverings used in the Building.

                  f) To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the legal load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use, as limited by the Permitted Use, of the Premises without the prior written consent of Landlord. The movement of Tenant's property into or out of the Building or the Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require written authorization from Tenant, in form and content satisfactory to Landlord, before allowing any property to be moved into or out of the Building or Premises.

                  g) To regulate delivery of supplies and the usage of the loading docks, receiving areas and freight elevators.

                  h) To enter the Premises in accordance with Section 14, and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re- occupancy.

                  i) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises.

                  j) To grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building.

                  k) To alter the layout, design and/or use of the Building in such manner as Landlord, in its sole discretion, deems appropriate, so long as the character of the Building as a first class office building is maintained.

         41.  Miscellaneous.

                  a) Entire Agreement. This Lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set orth in the provisions of this Lease.

                  b) Modification. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. In addition, Tenant agrees to make such changes to this Lease as are required by any mortgagee, provided such changes do not substantially affect Tenant's rights and obligation hereunder.

                  c) Interpretation. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

                  d) Exhibits. Each writing or plan referred to herein as being attached as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

                  e) Captions and Headings. The captions and headings of sections, subsections and the table of contents herein are for convenience only and are not intended to indicate all of the subject matter in the text and they shall not be deemed to limit, construe, affect or alter the meaning of any provisions of this Lease and are not to be used in interpreting this Lease or for any other purpose in the event of any controversy.

                  f) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the highest rate permitted under law but not in excess of the prime rate (as set forth in the Wall Street Journal plus two percentage points per annum).

                  g) Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  h) Joint and Several Liability. If two or more individuals, corporations, partnerships or other persons (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other persons to pay the Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other persons shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other legal entity, the members of which are, by virtue of any applicable law or regulation, subject to personal liability, the liability of each such member shall be joint and several.

                  i)   No Representations by Landlord. Landlord and
Landlord's agents have made no representations, agreements, conditions, warranties, understandings or promises, either oral or written, other than as expressly set forth herein, with respect to this Lease, the Premises and/or the Building.

                  j) Relationship of Parties. This Lease shall not create any relationship between the parties other than that of Landlord and Tenant.

                  k) Choice of Law. The terms of this Lease shall be construed under the laws of the Commonwealth of Pennsylvania, and that exclusive jurisdiction and venue shall be in the Court of Common Pleas of the County in which the Property is located.

         42.  Additional Definitions.

                  a) "Date of this Lease" or "date of this Lease" shall mean the date of acceptance of this Lease by the Landlord, following execution and delivery thereof to Landlord by Tenant and that date shall be inserted in the space provided in the Preamble.

                  b) "Landlord" as used herein includes the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after ceasing to hold title to the Premises. Neither Landlord nor any principal of Landlord nor any owner of the Building or the Lot, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies.

                  c) "Tenant" as used herein includes the Tenant named above as well as its heirs, successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this Lease as Tenant. Each and every person named above as Tenant shall be bound formally and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permiffed by the terms of this Lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all of them.

                  d) "Mortgage" and "Mortgagee" as used herein includes any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" is used herein to include the holder of any mortgage, including any ground Landlord if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

                  e) "Person" as used herein includes a natural person, a partnership, a corporation, an association3 and any other form of business association or entity.

                  f) "Property" as used herein shall mean the Building and the lot, tract or parcel of land on which the Building is situated.

                  g) "Rent" or "rent" as used herein shall mean all Fixed Basic Rent and Additional Rent reserved under this Lease.

         43. Guaranty of Lease. The obligations of Tenant under and pursuant to this Lease are subject to that certain Guaranty of Lease ("Guaranty") of even date herewith between Cytogen Corporation as Guarantor and Landlord which Guaranty is attached hereto as Exhibit F.

         SECTION 26(b) HEREOF SETS FORTH A WAAAANT OR AUTHORITY FOR AS ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WAAAANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND (ON THE ADVICE OF THE SEPARATE COUNSEL OF TENANT, IF TENANT HAS USED COUNSEL IN REGARD TO ENTERING INTO THIS LEASE) UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.



               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

 IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this agreement to be duly executed under seal.

Landlord:
---------

Date Signed:      7/23/99                      YARDLEY ROAD ASSOCIATES, L.P.
                                               By:      YARDLEY ROAD ASSOCIATES
                                                        ACQUISITION CORPORATION


                                                By:  /s/ Stephen Spaeder
                                                   -----------------------------
                                                    Name:  Stephen Spaeder
                                                         -----------------------
                                                    Title:    Vice President
                                                         -----------------------
                                                Attest:  /s/
                                                       -------------------------


Tenant:
-------

Date Signed:      07/15/99                     AXCELL BIOSCIENCES CORPORATION,
                                               a Delaware corporation


                                               By:  /s/ John D. Rodwell
                                                  ------------------------------
                                                   Name:  John D. Rodwell
                                                        ------------------------
                                                   Title:    President
                                                        ------------------------
                                               Attest:   /s/ Joan I. Breece
                                                       -------------------------

                                     RIDER A


RENEWAL OPTION: Tenant is hereby granted two (2) options to renew this Lease upon the following terms and conditions:

At the time of the exercise of each option to renew and at the time of the said renewal, the Tenant shall not be in default in accordance with the terms and provisions of this Lease, and shall be in possession of the Premises pursuant to this Lease.

Notice of the exercise of the option shall be sent to the Landlord in writing at {east nine (9) months but not more than twelve (12) months before the expiration of the term of this Lease.

Each renewal term shall be for a period of five (5) years3 to commence at the expiration of the Term of this Lease, and all of the terms and conditions of this Lease, other than the Fixed Basic Rent, shall apply during any such renewal term.

The annual fixed basic rent to be paid during the first renewal term shall not be less than Twenty Two Dollars ($22.00) per rentable square foot of the Premises. The annual fixed basic rent to be paid during the second renewal term shall not be less than the Fixed Basic Rent paid during the last year of the first renewal term. However, if the fair rental value per square foot at the commencement of either renewal term shall exceed the rent as established in the preceding sentences, the Tenant shall pay such fair rental value. In determining the fair rental value, the Landlord shall noh~ Tenant of the fair rental value as established by Landlord. Should Tenant dispute Landlord's determination, then the Tenant shall be free to, at the Tenant's sole cost and expense, employ the services of an appraiser familiar with office buildings located within the metropolitan Philadelphia, Pennsylvania area comparable to the Building, who shall be a member of MAI and who shall render an appraisal. If the Landlord and the Tenant's appraiser cannot agree on the fair rental value, or in such case, on an independent appraiser acceptable to both, either party may request the American Arbitration Association to appoint such independent appraiser who shall be a member of MAI farniliar with office buildings in the area of the Building who shall render an appraisal, and in such event the judgment of a majority of the three appraisers shall be final and binding upon the parties. The parties shall share equally in the cost of any such independent appraiser. Pending resolution of the issue of fair rental value, the Tenant shall pay the Landlord as of commencement of the renewal term, the Fixed Basic Rent as established by Landlord, subject to retroactive adjustment upon final determination of this issue.

                                    EXHIBIT A

Premises "A"

ALL THAT CERTAIN tract, piece or parcel of land, Situate in Newtown Township, Bucks County, Commonwealth of Pennsylvania, according to an ALTA/ACSM Land Title Survey for O'Neill Properties by Pickering, Corts & Summerson, Inc., Consulting Engineers & Land Surveyors, Newtown, PA, beign dated August 27, 1997, as follows, to wit:

BEGINNING at an iron pin set on the northerly right-of-way line of Friends Lane (50' wide), said point being the common corner between tax parcels 29-10-88 and 29-10-86;

Thence, along the common property line between Tax Parcel 29-10-86 and Parcels 29-10-88, 29-10-87 and 29-10-40, crossing over an iron pin found and a concrete monument found along the aforesaid line, N. 09(degree)17' 15" W, a distance of 1064.19' to an iron pin set for a corner; thence, N. 04(degree)02' 45" W. a distance of 13.50' to an iron pin set for a corner; thence, extending easterly along the bed of Newtown-Yardley Road, S.R. 6332, (variable width right-of-way),
N. 86 12' 00" E. a distance of 103.27 to a P.K. Nail set for a corner; thence,
S. 03(degree)58' 15" E, a distance of 4.69' to an iron pin set for a corner; thence, S. 83(degree)20' 29" E a distance of 97.58 to an iron pin set for a corner; thence, along the aforesaid right-of-way line of Newtown-Yardley Road,
S. 85(degree)13' 33" E. a distance of 207.45' to an iron pin set on the westerly side of a 150' wide Transmission Line right-of-way for PECO Energy (formerly Philadelphia Electric Company); thence, extending along aforesaid Transmission Line right-of-way S. 31(degree)04' 00" E. a distance of 968.25' to an iron pin set for a corner, said point beginning the common rear corner of Tax Parcels 29-10-86 and 29-10-91; thence, extending along the common property line between the aforesaid two parcels, S. 70(degree)03' 30" W. a distance of 239.21' to an iron pin set on the right-of-way line of Friends Lane; thence, along the arc of a circle curving to the left, having a radius of 75.00' and a length of 184.34' with a chord bearing of S. 89(degree)38' 50" W. and a chord distance of 141.32' to an iron pin set for a corner, said point being a point of reverse curve along the aforesaid right-of-way line of Friends Lane; thence, continuing along the aforesaid right-of-way line of Friends Lane along the arc of a circle curving to the right and having a radius of 50.00' and a length of 46.37', with a chord bearing of S. 45 48' 04" W. and a chord distance of 44.72' to an iron pin set for a corner at the terminus of said curve; thence, along the right-of-way of Friends Lane (50' wide in this area), S. 72(degree)22' 00" W. a distance of 131.09' to an iron pin set at the point of curvature; thence, continuing along the aforesaid right-of-way line along the arc of a circle curving to the right and having a radius of 2000.00' and a length of 217.86' with a chord bearing of S. 75(degree)29' 14" W. and a chord distance of 217.75' to an iron pin set for a corner, said point being the point and place of beginning.

                                   EXHIBIT A-1


                          [DIAGRAM OF DEMISED PREMISES]

                                    EXHIBIT B

                              RULES AND REGULATIONS


1. OBSTRUCTION OF PASSAGEWAYS: The sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress. If the Premises are situated on the ground floor with direct access to the street, then Landlord shall, at Landlord's expense, keep the sidewalks and curbs directly in front of the Premises clean and free from ice, snow and refuse.

2. WINDOWS: Windows in the Premises shall not be covered or obstructed by Tenant. No boffles, parcels or other articles shall be placed on the window sills, in the halls, or in any other part of the Building other than the Premises. No article shall be thrown out of the doors or windows of the Premises.

3. PROJECTIONS FROM BUILDING: No awnings, air-conditioning units, or other fixtures shall be attached to the outside walls or the window sills of the Building or otherwise affixed so as to project from the Building, without prior written consent of Landlord.

4. SIGNS: No sign or lettering shall be affixed by Tenant to any part of the outside of the Premises, or any part of the inside of the Premises so as to be clearly visible from the outside of the Premises, without the prior wriff en consent of Landlord. However, Tenant shall have the right to place its name on any door leading into the Premises the size, color and style thereof to be subject to the Landlord's approval. Tenant shall not have the right to have additional names placed on the Building directory without Landlord's prior written consent.

5. FLOOR COVERING: Tenant shall not lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the Premises. If linoleum or other similar floor covering is desired to be used, an interlimng of builder's deadening felt shall first be fixed to the floor by a paste or other material that may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

6. INTEREERENCE WITH OCCUPANTS OF BUILDING: Tenant shall not make, or permit to be made, any unseemly or disturbing noises or odors and shall not interfere with other tenants or those having business with them. Tenant will keep all mechanical apparatus in the Premises free of vibration and noise which may be transmitted beyond the limits of the Premises.

7. LOCK KEYS: No additional locks or bolts of any kind shall be placed on any of the doors or windows by Tenant without allowing Landlord access. Tenant shall, on the termination of Tenant's tenancy, deliver to Landlord all keys to any space within the

Building either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys furnished, Tenant shall pay to Landlord the cost thereof. Tenant, before closing and leaving the Premises, shall ensure that all windows are closed and entrance doors locked. Nothing in this Paragraph 7 shall be deemed to prohibit Tenant from installing a burglar alarm within the Premises, provided: (1) Tenant obtains Landlord's consent which will not be unreasonably withheld or delayed; (2) Tenant supplies Landlord with copies of the plans and specifications of the system; (3) such installation shall not damage the Building; and (4) all costs of installation shall be borne solely by Tenant.

8. CONTRACTORS: No contract of any kind with any supplier of towels, water, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish, garbage, or other like service shall be entered into by Tenant without the prior written consent of the Landlord. Tenant shall not employ any persons other than Landlord's janitors for the purpose of cleaning the Premises without prior written consent of Landlord. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage to the effects of Tenant by suchjanitors or any of its employees, or by any other person or any other cause.

9. PROHIBITED ON PREMISES: Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises, manufacture or store goods, wares or merchandise upon the Premises without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business, permit the Premises to be used for gambling, make any unusual noises in the Building, permit to be played musical instrument on the Premises, permit any radio to be played, or television, recorded or wired music in such loud manner as to disturb or annoy other tenants, or permit any unusual odors to be produced on the Premises. Tenant shall not permit any portion of the Premises to be occupied as an office for a public stenographer or typewriter, or for the storage, manufacture, or sale of intoxicating beverages, narcotics, tobacco in any form or as a barber or manicure shop. Canvassing, soliciting and peddling in the Building and the Office Building Area are prohibited and Tenant shall cooperate to prevent the same. No vehicles or animals (other than lab animals used in the normal course of Tenant's business) of any kind shall be brought into or kept in or about the Premises.

10. PLUMBING, ELECTRIC AND TELEPHONE WORK: Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or other substances of any kind shall be thrown into them. Waste and excessive or unusual amounts of electricity or water is prohibited. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except by prior written consent of Landlord, and shall be done by contractors approved by Landlord. The number and locations of telephones, telegraph instruments, electrical appliances, call boxes, etc. shall be subject to Landlord's approval.

11. MOVEMENT OF FURNITURE, FREIGHT OR BULKY MATTER: The carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine and only after advance notice to the superintendent of the Building. There shall not be used in the Building or Premises, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in the elevators without the consent of the superintendent of the Building.

12. SAFES AND OTHER HEAVY EQUIPMENT: Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising.

13. ADVERTISING: Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's reasonable opimon tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

14.      NON-OBSERVANCE OR VIOLATION OF RULES BY OTHER TENANTS:
Landlord shall not be responsible to Tenant for non-observance or violation of any of these rules and regulations by any other tenant.

15. AFTER HOURS USE: Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 am. and at all hours on Saturdays, Sundays and Building Holidays, all persons who do not present a pass to the Building signed by the Tenant. Each Tenant shall be responsible for all persons for whom such a pass is issued and shall be liable to the Landlord for the acts of such persons.

16. PARKING: Tenant and its employees shall park their cars only in those portions of the parking area designated by Landlord.

17. RESERVATION OF RIGHTS: Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the
Building:

         a. the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purposes; and

         b. the right to change the name or address of the Building, without incurring any liability to Tenant for doing so; and

         c. the right to install and maintain a sign on the exterior of the Building; and

         d. the exclusive right to use or dispose of the use of the roof of the Building; and

         e. the right to limit the space on the directory of the Building to be allotted to Tenant; and

         - the right to grant to anyone the right to conduct any particular business or understanding in the Building.

18. HEALTH AND SAFETY: The Tenant shall be responsible for initiating, maintaining and supervising all health and safety precautions and /or programs required by Law in connection with the Tenant's use and occupancy of the Premises.

19. HAZZARDOUS MATERIALS:. The Tenant shall not store, introduce or otherwise permit any material known to be hazardous within the Premises. Any material within the Premises which is determined to be hazardous shall be removed and properly disposed of by the Tenant at the Tenant's sole expense.





                                     --END--

                                    EXHIBIT C
                                 LANDLORD'S WORK



A & E Construction, Inc.
P.O. Box 370
Drexel Hill, PA 19026
(610) 449-3152
(610)449-6325 (Fax)                                          General Contracting
--------------------------------------------------------------------------------

July 9,1999
Mr. John Shclly
KELLET & ASSOCIATES, Inc.
580 Virginia Drive - Suite 201
Fort Washington, PA 19034


RE:      AXCELL - BlOSCIENCES                                Proposal #1139-99R2
         --------------------
         826 Newtown Yardley Road - First Floor
         Newtown, PA 18940

The following is a proposal for work at the above referenced location. The scope of work is based upon Thomas E. Hall. Architects space plan #SK-1, dated 5/24/99. There are NO specifications or details.


GENERAL REQUIREMENTS, DEMOLITION & SITE MANAGEMENT
--------------------------------------------------
     -   Licenses & permits.
     -   Project supervision.
     -   Properly dispose of all demolition / construction related debris.
     -   Ongoing site maintenance.

DRYWALL / FRAMING
-----------------
         182-Linear feet of one hour rated, demised partition.
         189-Linear feet of perimeter.
         124 -Linear feet of existing masonary partition to be laminated with
              1/2" GWB.
         678 -Linear feet of full height partition. Extend to underside of deck.
             -Patch and repair existing walls as required to achieve smooth finish.


DOORS & HARDWARE
----------------
           21 -3'-0" x 7'-0" Birch stain grade door with hollow metal frame.
            4 -5'-0" x 7'-0" Birch stain grade door with hollow metal frame. 4 -3'-0" x 7'-0" Fire rated birch stain grade door with labeled hollow metal frame.
            1 -6'-0- x 7'-0" stain/paint grade bi-fold doors
              -All new doors to receive building standard hardware.

                                                Axcell- Biosciences- Page 2 of 4

CARPENTRY / MILLWORK
--------------------
         1 -Closet rod and shelf
         9 Linear feet of white MCP base cabinetry.
         9 Linear feet of while MCP wail cabinetry.
         9 -Linear feet of plastic laminate counter top (24" deep) with cut out for sink. -Additional blocking for Breakroom cabinets and fixtures.

ACOUSTIC CEILINGS
-----------------
         8200 - Square feet of 2 x 4' exposed grid system with Celotex #BET-197 fissured, non directional tiles.


SPRINKLER SYSTEM
----------------
      Furnish and install in accordance with all stale and local fire codes. Provide sprinkler drawings for township.


ELECTRICAL
----------
          1 -60 amp, 277 volt, lighting panel, including feeder breaker, feeders, and branch circuit breakcr.
          1 -75 KVA transformer; 480/277 - 208/120 - 3 phase.
          3 -200 amp. 208/120 volt 3 phase, 42 circuit panel for general power requirements and furniture teeds. Includes feeder breaker, feeder, and branch circuit breakers.
           -All existing electrical main distribution equipment to remain for reuse.
         103 -2' x 4' fluorescent lay-in fixture with magnetic ballast and prismatic lens.
          21 -20 amp, 120 volt, dedicated duplex receptacle.
          10 -20 amp, 120 volt designated outlets (for PC's and other equipment that may need separate circuitry).
         195 -20 amp, 120 volt duplex receptacle.
           1 -20 amp, 120 volt, G.F.I. receptacle
           3 -20 amp, 220 volt, dedicated power feed and connection.
          22 -20  amp, single pole switch.
          60 -Linear feet of Plugmold in Chemistry Lab (receptacle every 4').
           6 - 20 amp, 3-way switch.
           7 - Emergency light.
          11 - Exit Light.
             - HVAC connections (Computer Room).
           1 - Power feed for electric water heater.
           2 - Power feeds tar exhaust hood fans.
           8 - 120 volt furniture feed.

                                              Axcell - Biosciences - Page 3 of 4

FIRE ALARM SYSTEM
-----------------
         -Furnish and install devices as required by code.
         -Provide shop drawings for township.

HVAC
----
         - HVAC equipment to be in place as part of base building improvements. This includes units controls, thermostats, duct drops and start-up.
         - Start-up of equipment by others.
         - Furnish and install new hard duct. flex duct, dampers and diffusers as required to accommodate ceiling and floor plan.
         - Furnish and install one (1) 4-ton A/C unit in Computer Room. Includes all necessary controls/ductwork


PLUMBING
--------
Furnish and install the following:
---------------------------------
         4 -Stainless steel sinks (22" x 25') with faucet.
         2 -Electric hot water heater to support Breakroom and Lab plumbing fixtures.
           -All hot and cold water supply line rough-ins.
           -All drain line rough-ins.

PAINTING
--------
        -Walls 10 be painted as per building standard. One color throughout. -Paint door frames and stain doors.

FLOOR COVERING
--------------
          564 -Square yards of building standard level loop carpet - 28 oz.
         3360 -Square feet of building standard vinyl floor tile. VCT to be used in the MB & HTS Lab. Flammable Storage, Equipment Freezer, Chemistry Lab, Breakroom, Computer Room & Telephone Room.
         1850 -Linear feet of 4' vinyl cove base.
            1 - Walk-off mat at `New Vestibule'.  To be 'Hercules' brand.

GLASS / GLAZING
---------------
         -Furnish and install two (2) -3'-0' wide x 4'-0" high x 1/4 ` tempered glass windows at Computer room.
         -Furnish and install one (1) 4'-0" wide x 4'-0" high x 1/4 tempered glass windows at Chemistry Lab.
         -Furnish and install new interior Vestibule doors and sidelight.
           Exterior vestibule doors and windows to be installed as part of base building renovations and are not included in this bid.

                                              Axcell - Biosciences - Page 4 of 4


CONCRETE / MASONRY
------------------
        - Trench floor for plumbing and electrical feeds in Labs.
        1 -$4,000,000 allowance for floor repairs.


MISCELLANEOUS
-------------
         4  -Wall mounted 5# ABC fire extinguisher.
         2  -Roof penetrations for exhaust hoods.
         -Final construction cleaning.


                    Cost of Construction as Specified Above:
                    ----------------------------------------


EXCLUSIONS
----------
        Exterior renovations.
        Restroom Construction
        Public Vestibule / Corridor Construction
        Data & Telephone.
        Sub floor preparation.
        Security Alarms.
        New HVAC equipment.
        Backflow preventers/flow meters/flow switches for sprinkler system. Lab millwork. Non-Corrosive plumbing pipes or specialized plumbing fixtures. Gas lines for Lab (if required).
        Compressed air lines (if required).
        Exhaust hoods. To be furnished and installed by Others.
        Reception Desk.
        Roof drain relocation.


Thank you for the opportunity to present our proposal. We hope It meets with your approval. If you have any questions or require additional information1 please contact our office at (610) 449-3152.

                                    EXHIBIT D

                                BUILDING HOLIDAYS


BULDING CLOSED ON:


* NEW YEAR'S DAY *


* MEMORIAL DAY *


* INDEPENDENCE DAY *



* LABORDAY *


* THANKSGIVING DAY *


* CHRISTMAS DAY *

                                    EXHIBIT E

                           TENANT ESTOPPEL CERTIFICATE

TO:_________________ ("_____") pursuant to that certain ________________
Agreement (the "Agreement") dated ________, 199__, by and by and between _______ and ______________ ("Lessor").

         1. The undersigned ("Lessee") is the lessee under that certain Lease dated __________, 19__ by and between __________________________________ as lessor, and ___________________________________________,as lessee (the "Lease"), covering a portion of those certain premises commonly known and designated as _________________________________________________,Pennsylvania, consisting of approximately _________ square feet (the "Premises"). A true, complete and correct copy of the Lease is attached hereto as Exhibit "A".

         2. The Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only lease or agreement between the undersigned and the Lessor affecting the Premises. If none, state "none

         3. The undersigned has made no agreements with Lessor or its agents or employees, which are not described in the Lease concerning free rent, partial rent, rebate of rental payments or any other type of rental concession with respect to the Lease (except as indicated following this sentence). If none, state "none

         4. The undersigned accepted possession of the Premises on _________, 19__ currently occupies the Premises and has been open for business since ____________ , 19__ The current term of the Lease began on __________, 19__ The current term of the Lease will expire on ___________, 19__ and Lessee has no present right to cancel or terminate the Lease under the terms thereof, or otherwise. No rent payable pursuant to the Lease has been prepaid for more than two (2) months, and no monies otherwise payable to Lessor under the Lease have been paid in advance of the due date therefor as set forth in the Lease. The fixed minimum rent currently being paid under the Lease is $________ per month. Future changes to the fixed minimum rental are as set forth in the Lease. The undersigned also pays amounts for percentage rent, insurance and property tax escalations based upon the square footage of the Premises subject to the Lease, as set forth in the Lease, which amounts have been paid to and including __________, 199__.

         5. The Lease is fully valid and enforceable and is currently in full force and effect. Neither Lessor or Lessee is in default thereunder, and all conditions and obligations on the part of Lessor to be fulfilled under the terms of the Lease have been satisfied or fully performed including, without limitation, all required tenant improvements, allowances, alterations, installations and construction, and payment therefor has been made in full. Lessee has no offset, claim, defense or counterclaim against any rent or other sum payable by Lessee under the Lease or against any other obligation of Lessee under the Lease. No condition exists which with the giving of notice or the passage of time, or both, would constitute a default under the Lease.

         6. Lessee has not suffered any assignment of the Lease or sublet the Premises or any portion thereof, and no person or entity, other than Lessee, has any possessory interest in the Premises or right to occupy the Premises or any portion thereof, except as permitted under the Lease.

         7. Lessee claims no right, title or interest in or to the Premises or right to possession of the Premises, except as lessee under the terms of the Lease. The Lease does not contain and the undersigned does not have any outstanding options or rights of first refusal to purchase the Premises or any portion thereof or the real property of which the Premises are a part, except as otherwise set forth below. If none, state "none".

         8. No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state thereof, and Lessee knows of no fact or pending or threatened claim or litigation that might result in the insolvency or bankruptcy of Lessee.

         9. Lessee is a [corporation] [limited partnership] [general partnership] duly organized and validly existing and in good standing under the laws of the State of __________ [and qualified to do business in the State where the Premises is located]. [________ a ________,owns and holds all of the issued and outstanding stock in and of Lessee, and is a separate and distinct entity from Lessee].

         10. Lessee's occupancy of the Premises complies fully with all local, state and federal laws, ordinances, codes, rules, regulations and orders including, without limitation, those concerning hazardous wastes, hazardous materials, asbestos, oil and underground storage tanks. In addition, no such hazardous wastes, hazardous materials, asbestos, oil or underground storage tanks have been or are incorporated in, stored on or under, released from, treated on, transported to or from or disposed of, on or from the Premises or any portion thereof.

         11. All inspections, licenses, permits, consents, permissions, approvals and certificates required, whether by law, regulation or insurance standards, to be made or issued with respect to the conduct of Lessee's business, the Premises and the use and occupancy of the Premises by Lessee have been made by or issued by all necessary private parties, the appropriate governmental or quasi-governmental authorities or other authorities having jurisdiction over the Premises and/or Lessee's business, are in full force and effect, and Lessee has not received notification from any such authority that

Lessee or the Premises is in material noncompliance with such laws, regulations or standards, that the Premises is being used, operated or occupied unlawfully or that Lessee has failed to obtain such inspections, permits, consents, permissions, approvals, licenses or certificates, as the case may be. Lessee has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license, permit, consent, permission, approval or certificate.

         12. All insurance policies required to be maintained by Lessee under the Lease have been maintained, are in full force and effect and all premiums with respect thereto have been paid in full.

         13. Upon receipt of notice of the closing of the purchase and sale of the Premises as set forth in the Agreement, Lessee shall recognize ______ as lessor under the Lease, and all payments of rent and other sums due to Lessor under the Lease and all communications permitted or required under the Lease shall be directed to ______ c/o

-------------------------------------------------------------------------------,
and all communications permitted or required under the Lease shall be directed to Lessee at the address for Lessee set forth in the Lease (except as otherwise indicated following this sentence), unless and until otherwise specified in written notice by the party to whom notice is to be given at such address. If none, state "none".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         14. This certification is made to induce _____________________ [to enter into the Agreement] [to provide financing to Lessor] knowing that _______________________ is relying upon the truth of this Tenant Estoppel Certificate in [entering into the Agreement,] [providing such financing] and that [the acquisition of the Premises by __________________________ pursuant to the Agreement] [the financing provided to Lessor] shall be deemed good and valuable consideration to Lessee for the foregoing representations made by Lessee.

Dated this ____ day of_________ , 199_.
                                               LESSEE:

                                               --------------------------------,

                                               a -------------------------------




                                               BY: -----------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                        ------------------------

                                    EXHIBIT F

                                 LEASE GUARANTY

         FOR VALUE RECEIVED, and in consideration for and as an inducement to Yardley Road Associates, L.P. ("Landlord") to enter in an Office Space Lease dated _____________ (the "Lease"), with AxCell Biosciences Corporation ("Tenant"), the undersigned (whether one or more, "Guarantor") hereby absolutely, unconditionally, and irrevocably guarantees to Landlord, its successors and assign, subject to any grace period set forth in the Lease as applicable to Tenant and further subject to any rights or defenses applicable to the obligations of Tenant (excluding a discharge or release in bankruptcy or other similar proceedings), the prompt and full payment of all rent and other amounts payable by Tenant (including, without limitation, Fixed Basic Rent and Additional Rent) and the performance of all other modifications thereof and any holdover term (collectively, "Lease Obligations"). If Tenant defaults in the performance of the Lease Obligations, upon Landlord's request, Guarantor will perform the Lease Obligations. Guarantor also agrees to pay Landlord's reasonable costs and attorney's fees in enforcing this Guaranty.

         Guarantor hereby waives any notice of the acceptance hereof, of any action taken or omitted in reliance hereon, or of any nonpayment, nonperformance, or default of Tenant. With the exception of full payment and performance, no act or thing which but for this provision could act as a release shall in any way terminate, affect, or impair the liability of Guarantor hereunder, whether or not notice is given to Guarantor, including without limitation: (1) any extension, renewal, modification, sublease, transfer, or assignment of the Lease; (2) a discharge or release in bankruptcy or other proceedings of any of the Lease Obligations or any defenses otherwise available to a surety or guarantor; (3) any waiver, indulgence, or consent granted to Tenant, any delay or lack of diligence in the enforcement of the Lease Obligations; (4) any receipt, application, or release of any security for the Lease Obligations. Until full payment and performance of the Lease Obligations,
Guarantor: shall have no right of subrogation against Tenant by reason of any payment or performance by Guarantor; waives any right to enforce any remedy which Guarantor now or hereafter shall have against Tenant by reason of any payment or performance hereunder; and subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the Lease Obligations. Each of Landlord's rights under the Lease, this Guaranty, or any other agreement securing Lease is separate and may be exercised and enforced one at a time or all at once, in any order and against Tenant, Guarantor, or any other person liable for any of the Lease Obligations separately or against all of them together. A waiver by Land~rd of any right in a specific instance, or any delay or failure to act, shall not operate as a waiver of the right itself or prevent the future exercise or enforcement of the right. This Guaranty shall be governed in all respects by the laws of the Commonwealth of Pennsylvania and may not be modified, revoked or terminated except in writing signed by Guarantor and Landlord.

         This Guaranty shall be binding upon each person signing below, and such person's heirs or successors and assigns, whether or not signed by any other person. If this Guaranty is signed by more than one person, their liability shall be joint and several. For purposes of this Guaranty, the terms "Tenant" shall also include the successors and permitted assigns of Tenant. Unless otherwise specifically defined in this Guaranty, all capitalized terms used herein shall have the same meanings as are given to such terms in the Lease.


Guarantor:

CYTOGEN CORPORATION:
--------------------



By:  /s/ Jane M. Maida
     --------------------
      Name: Jane M.Maida
            -------------
      Title: Chief Accounting Officer
             ------------------------


State of New Jersey:

COUNTY OF

         On the 14 day of July 1999, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Jane M. Maida known to me or satisfactorily proven to be the person who executed the foregoing instrument for the purposes therein contained and desired that this instrument be recorded as such.

         WITNESS my hand and seal the day and year aforesaid.

                                            /s/ Theresa Eamello
                                            -------------------

                                            NOTARY PUBLIC

                                            My commission expires:


                                                  THERE8A EAMELLO
                                        Notery Public, State of New Jersey
                                                  ID No. 2217405
                                           Qualified in Middlesex County
                                       Commission expires September 1, 2003





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